RBC FUNDS TRUST

Annual Exhibit to Item 77O

Transactions Effected Pursuant to Rule 10f-3

RBC FUNDS TRUST:
Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period October 1, 2015 through March
31, 2016 in accordance with the Trust's Rule 10f-3
Procedures.

RBC Short Duration Fixed Income Fund

ISSUER: Ford Motor Credit Company LLC
Trade Date: 10/5/15
Part of a registered public offering (asset backed notes)
Selling Broker: Deutsche Bank Securities
Syndicate Members: RBC Capital Markets, HSBC, RBS and
Credit Suisse
Amount Purchased:  $250,000
Purchase Price: $100/share
% of Issue: 0.025%

ISSUER: Schlumberger Holding Corporation
Trade Date: 12/10/15
Eligible Rule 144A Offering
Selling Broker: Morgan Stanley
Syndicate Members: RBC Capital Markets, JP Morgan, BofA
Merrill Lynch, Deutsche Bank, MUFG, Goldman, Sachs & Co., and SG Americas Securities, LLC
Amount Purchased: $100,000
Purchase Price: $99.988/share
% of Issue: 0.01%

ISSUER: Newell Rubbermaid
Trade Date: 03/18/16
Part of a registered public offering (asset backed notes)
Selling Broker: Goldman, Sachs & Co.
Syndicate Members: RBC Capital Markets, Citigroup, and JP
Morgan
Amount Purchased: $150,000
Purchase Price: $99.835/share
% of Issue: 0.02%




..
RBC Ultra-Short Fixed Income Fund

ISSUER: Ford Motor Credit Company LLC
Trade Date: 10/5/15
Part of a registered public offering (asset backed notes)
Selling Broker: Deutsche Bank Securities
Syndicate Members: RBC Capital Markets, HSBC, RBS and
Credit Suisse
Amount Purchased:  $250,000
Purchase Price: $100/share
% of Issue: 0.025 %

ISSUER: Schlumberger Holding Corporation
Trade Date: 12/10/15
Eligible Rule 144A Offering
Selling Broker: Morgan Stanley
Syndicate Members: RBC Capital Markets, JP Morgan, BofA
Merrill Lynch, Deutsche Bank, MUFG, Goldman, Sachs & Co., and SG Americas Securities, LLC
Amount Purchased: $150,000
Purchase Price: $99.988/share
% of Issue: 0.01%

ISSUER: Newell Rubbermaid
Trade Date: 03/18/16
Part of a registered public offering (asset backed notes)
Selling Broker: Goldman, Sachs & Co.
Syndicate Members: RBC Capital Markets, Citigroup, and JP
Morgan
Amount Purchased: $150,000
Purchase Price: $99.977/share
% of Issue: 0.02%